Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Years Ended
(Dollars in thousands, except per share data)	December 31,

	2023	2022	% Change

Interest income	$3,050,358	$2,075,787	47%
Interest expense	1,233,703	278,887	342

Net interest income	1,816,655	1,796,900	1
Provision for (reversal of) credit losses	189,079	84,553	124

Net interest income after provision for credit losses	1,627,576	1,712,347	(5)

Non-interest revenue:
Service charges on deposit accounts	90,096	93,067	(3)
Fiduciary and asset management fees	78,077	78,414	—
Card fees	72,357	61,833	17
Brokerage revenue	83,431	67,034	24
Mortgage banking income	15,157	17,476	(13)
Capital markets income	32,181	26,702	21
Income from bank-owned life insurance	31,429	29,720	6
Investment securities gains (losses), net	(76,718)	—	nm
Recovery of NPA	13,126	—	nm
Other non-interest revenue	64,874	35,090	85

Total non-interest revenue	404,010	409,336	(1)

Non-interest expense:
Salaries and other personnel expense	728,378	681,710	7
Net occupancy, equipment, and software expense	179,581	174,730	3
Third-party processing and other services	86,649	88,617	(2)
Professional fees	39,854	37,189	7
FDIC insurance and other regulatory fees	94,737	29,083	226
Restructuring charges (reversals)	17,707	(9,690)	(283)
Loss on other loans held for sale	50,064	—	nm
Other operating expenses	138,454	155,867	(11)

Total non-interest expense	1,335,424	1,157,506	15

Income before income taxes	696,162	964,177	(28)
Income tax expense	154,021	206,275	(25)

Net income	542,141	757,902	(28)

Less: Net income (loss) attributable to noncontrolling interest	(1,564)	—	nm

Net income attributable to Synovus Financial Corp.	543,705	757,902	(28)

Less: Preferred stock dividends	35,950	33,163	8

Net income available to common shareholders	$507,755	$724,739	(30)%

Net income per common share, basic	3.48	4.99	(30)%

Net income per common share, diluted	3.46	4.95	(30)

Cash dividends declared per common share	1.52	1.36	12

Return on average assets	0.90%	1.32%	(42)	bps
Return on average common equity	12.17	17.41	(524)

Weighted average common shares outstanding, basic	146,115	145,364	1%
Weighted average common shares outstanding, diluted	146,734	146,481	—

nm - not meaningful
bps - basis points

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2023				2022	Fourth Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'23 vs '22
						% Change

Interest income	$788,297	786,039	759,143	716,879	654,654	20%
Interest expense	351,083	342,880	303,612	236,128	153,308	129

Net interest income	437,214	443,159	455,531	480,751	501,346	(13)
Provision for (reversal of) credit losses	45,472	72,572	38,881	32,154	34,884	30

Net interest income after provision for credit losses	391,742	370,587	416,650	448,597	466,462	(16)

Non-interest revenue:
Service charges on deposit accounts	22,260	21,385	23,477	22,974	23,639	(6)
Fiduciary and asset management fees	18,149	20,205	20,027	19,696	18,836	(4)
Card fees	20,872	18,602	17,059	15,824	15,887	31
Brokerage revenue	19,727	20,237	20,908	22,558	19,996	(1)
Mortgage banking income	3,019	3,671	4,609	3,858	2,554	18
Capital markets income	5,104	6,377	6,975	13,725	6,998	(27)
Income from bank-owned life insurance	10,324	6,965	6,878	7,262	7,206	43
Investment securities gains (losses), net	(77,748)	—	—	1,030	—	nm
Recovery of NPA	—	—	—	13,126	—	nm
Other non-interest revenue	29,761	9,697	12,343	13,073	7,323	306

Total non-interest revenue	51,468	107,139	112,276	133,126	102,439	(50)

Non-interest expense:
Salaries and other personnel expense	176,712	179,741	183,001	188,924	182,629	(3)
Net occupancy, equipment, and software expense	48,146	45,790	42,785	42,860	45,192	7
Third-party processing and other services	21,717	21,439	21,659	21,833	23,130	(6)
Professional fees	11,147	10,147	9,597	8,963	11,096	—
FDIC insurance and other regulatory fees	61,470	11,837	11,162	10,268	8,232	647
Restructuring charges (reversals)	1,231	17,319	(110)	(733)	(2,372)	(152)
Loss on other loans held for sale	—	30,954	2,360	16,750	—	nm
Other operating expenses	32,435	36,305	36,727	32,987	41,089	(21)

Total non-interest expense	352,858	353,532	307,181	321,852	308,996	14

Income before income taxes	90,352	124,194	221,745	259,871	259,905	(65)
Income tax expense	20,779	27,729	47,801	57,712	54,135	(62)

Net income	69,573	96,465	173,944	202,159	205,770	(66)

Less: Net income (loss) attributable to noncontrolling interest	(768)	(630)	(166)	—	—	nm

Net income attributable to Synovus Financial Corp.	70,341	97,095	174,110	202,159	205,770	(66)

Less: Preferred stock dividends	9,696	9,672	8,291	8,291	8,291	17

Net income available to common shareholders	$60,645	87,423	165,819	193,868	197,479	(69)

Net income per common share, basic	$0.41	0.60	1.13	1.33	1.36	(69)%

Net income per common share, diluted	0.41	0.60	1.13	1.32	1.35	(69)

Cash dividends declared per common share	0.38	0.38	0.38	0.38	0.34	12

Return on average assets *	0.47%	0.64	1.15	1.36	1.38	(91)	bps
Return on average common equity *	5.88	8.21	15.45	19.23	20.93	nm

Weighted average common shares outstanding, basic	146,372	146,170	146,113	145,799	145,467	1%
Weighted average common shares outstanding, diluted	146,877	146,740	146,550	146,727	146,528	—

nm - not meaningful
bps - basis points
* - ratios are annualized

`

Synovus

BALANCE SHEET DATA	December 31, 2023	September 30, 2023	December 31, 2022

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$601,188	$604,631	$624,097
Interest-bearing funds with Federal Reserve Bank	1,741,059	1,431,356	1,280,684
Interest earning deposits with banks	71,856	65,468	34,632
Federal funds sold and securities purchased under resale agreements	37,323	36,176	38,367
Cash and cash equivalents	2,451,426	2,137,631	1,977,780

Investment securities available for sale, at fair value	9,788,662	9,237,191	9,678,103
Loans held for sale ($47,338, $48,994 and $51,136 measured at fair value, respectively)	52,768	66,558	391,502

Loans, net of deferred fees and costs	43,404,490	43,679,910	43,716,353
Allowance for loan losses	(479,385)	(477,532)	(443,424)
Loans, net	42,925,105	43,202,378	43,272,929

Cash surrender value of bank-owned life insurance	1,112,030	1,107,092	1,089,280
Premises, equipment, and software, net	365,851	364,054	370,632
Goodwill	480,440	479,851	452,390
Other intangible assets, net	45,928	49,096	27,124
Other assets	2,587,324	2,699,079	2,471,638
Total assets	$59,809,534	$59,342,930	$59,731,378

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$12,507,616	$12,976,574	$15,639,899
Interest-bearing deposits	38,231,569	37,227,316	33,231,660

Total deposits	50,739,185	50,203,890	48,871,559

Federal funds purchased and securities sold under repurchase agreements	189,074	98,270	146,588
Other short-term borrowings	3,496	2,362	603,384
Long-term debt	1,932,534	2,704,701	4,109,597
Other liabilities	1,801,097	1,772,139	1,524,449
Total liabilities	54,665,386	54,781,362	55,255,577

Shareholders' equity:
Preferred stock – no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock – $1.00 par value. Authorized 342,857,143 shares; issued 171,360,188, 170,859,506, and 170,141,492 respectively; outstanding 146,705,330, 146,204,648, and 145,486,634 respectively	171,360	170,860	170,141
Additional paid-in capital	3,955,819	3,940,507	3,920,346
Treasury stock, at cost – 24,654,858 shares	(944,484)	(944,484)	(944,484)
Accumulated other comprehensive income (loss), net	(1,117,073)	(1,679,404)	(1,442,117)
Retained earnings	2,517,226	2,512,334	2,234,770
Total Synovus Financial Corp. shareholders' equity	5,119,993	4,536,958	4,475,801
Noncontrolling interest in subsidiary	24,155	24,610	—
Total equity	5,144,148	4,561,568	4,475,801
Total liabilities and shareholders' equity	$59,809,534	$59,342,930	$59,731,378

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	2023			2022
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$35,188,678	$2,263,117	6.43%	$32,402,218	$1,448,463	4.47%
Consumer loans (1) (2)	8,557,650	426,266	4.98	8,823,424	361,524	4.10
Less: Allowance for loan losses	(463,493)			(421,506)	—	—
Loans, net	43,282,835	2,689,383	6.21	40,804,136	1,809,987	4.44
Investment securities available for sale	11,212,956	248,294	2.21	11,208,886	209,951	1.87
Trading account assets	15,486	886	5.72	13,374	261	1.95
Other earning assets(4)	1,414,586	71,349	4.98	1,220,653	18,756	1.52
FHLB and Federal Reserve Bank stock	254,420	14,975	5.89	214,289	6,722	3.14
Mortgage loans held for sale	46,035	2,993	6.50	75,325	3,353	4.45
Other loans held for sale	469,689	27,099	5.69	682,961	30,684	4.43
Total interest earning assets	56,696,007	$3,054,979	5.39%	54,219,624	$2,079,714	3.84%
Cash and due from banks	575,370			574,250
Premises and equipment	367,159			385,622
Other real estate	—			6,356
Cash surrender value of bank-owned life insurance	1,099,641			1,078,653
Other assets(5)	1,183,691			1,345,568
Total assets	$59,921,868			$57,610,073
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,884,039	$176,595	1.79%	$9,027,636	$25,912	0.29%
Money market accounts	13,511,442	356,562	2.64	15,385,765	79,567	0.52
Savings deposits	1,229,975	1,046	0.09	1,481,372	399	0.03
Time deposits	5,473,405	196,481	3.59	2,667,101	13,902	0.52
Brokered deposits	6,104,461	296,071	4.85	3,644,957	67,452	1.85
Federal funds purchased and securities sold under repurchase agreements	97,114	1,667	1.69	205,753	1,308	0.63
Other short-term borrowings	528,194	24,611	4.60	466,254	10,945	2.32
Long-term debt	3,027,746	180,670	5.92	1,999,595	79,402	3.95
Total interest-bearing liabilities	39,856,376	$1,233,703	3.10%	34,878,433	$278,887	0.80%
Non-interest-bearing demand deposits	13,662,660			16,731,967
Other liabilities	1,671,489			1,298,972
Shareholders' equity	4,731,343			4,700,701
Total liabilities and shareholders' equity	$59,921,868			$57,610,073
Net interest income, taxable equivalent net interest margin (6)		$1,821,276	3.21%		$1,800,827	3.32%
Less: taxable-equivalent adjustment		4,621			3,927
Net interest income		$1,816,655			$1,796,900

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: 2023 — $47.7 million and 2022 — $57.3 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.62) billion and $(985.6) million for the years ended December 31, 2023 and 2022, respectively.
(6)The net interest margin is calculated by dividing net interest income-taxable equivalent by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Fourth Quarter 2023			Third Quarter 2023			Fourth Quarter 2022
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$35,106,156	$590,588	6.67%	$34,990,459	$579,177	6.57%	$34,103,384	$474,439	5.52%
Consumer loans (1) (2)	8,491,244	109,509	5.14	8,509,757	108,065	5.06	9,041,520	101,905	4.50
Less: Allowance for loan losses	(480,332)			(461,385)			(427,525)
Loans, net	43,117,068	700,097	6.45	43,038,831	687,242	6.34	42,717,379	576,344	5.36
Investment securities available for sale	11,164,487	65,176	2.33	11,194,291	61,642	2.20	11,296,449	58,840	2.08
Trading account assets	13,067	215	6.59	16,186	237	5.86	15,552	68	1.75
Other earning assets(4)	1,463,176	19,689	5.26	1,237,445	16,369	5.17	1,148,099	10,490	3.58
FHLB and Federal Reserve Bank stock	187,015	3,536	7.56	244,906	3,783	6.18	270,822	2,805	4.14
Mortgage loans held for sale	39,024	696	7.14	53,904	879	6.52	46,240	688	5.95
Other loans held for sale	8,044	104	5.06	881,067	17,035	7.57	514,811	6,550	4.98
Total interest earning assets	55,991,881	$789,513	5.59%	56,666,630	$787,187	5.51%	56,009,352	$655,785	4.65%
Cash and due from banks	522,986			509,511			651,189
Premises and equipment	366,647			365,568			375,352
Other real estate	—			—			—
Cash surrender value of bank-owned life insurance	1,108,766			1,102,626			1,085,394
Other assets(5)	1,173,785			1,272,344			842,130
Total assets	$59,164,065			$59,916,679			$58,963,417
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,422,286	$58,588	2.23%	$10,114,171	$52,983	2.08%	$8,627,386	$14,160	0.65%
Money market accounts	13,053,781	103,211	3.14	13,147,465	95,339	2.88	14,771,308	46,671	1.25
Savings deposits	1,098,914	275	0.10	1,178,322	280	0.09	1,450,153	176	0.05
Time deposits	7,198,229	75,462	4.16	6,180,584	59,972	3.85	2,567,979	7,648	1.18
Brokered deposits	6,069,055	81,444	5.32	6,442,690	83,486	5.14	4,986,542	39,500	3.14
Federal funds purchased and securities sold under repurchase agreements	93,854	350	1.46	73,344	296	1.58	141,707	437	1.21
Other short-term borrowings	2,672	51	7.50	1,722	—	—	660,295	6,383	3.78
Long-term debt	1,922,661	31,702	6.55	3,230,374	50,524	6.18	3,446,306	38,333	4.39
Total interest-bearing liabilities	39,861,452	$351,083	3.49%	40,368,672	$342,880	3.37%	36,651,676	$153,308	1.66%
Non-interest-bearing demand deposits	12,744,275			13,049,343			16,569,275
Other liabilities	1,906,686			1,713,131			1,462,394
Shareholders' equity	4,651,652			4,785,533			4,280,072
Total liabilities and shareholders' equity	$59,164,065			$59,916,679			$58,963,417
Net interest income, taxable equivalent net interest margin (6)		$438,430	3.11%		$444,307	3.11%		$502,477	3.56%
Less: taxable-equivalent adjustment		1,216			1,148			1,131
Net interest income		$437,214			$443,159			$501,346

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: Fourth Quarter 2023 — $13.1 million, Third Quarter 2023 — $11.8 million, and Fourth Quarter 2022 —$11.9 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.89) billion, $(1.60) billion, and $(1.69) billion for the Fourth Quarter 2023, Third Quarter 2023, and Fourth Quarter 2022, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2023	September 30, 2023	% Change	December 31, 2022	% Change
Commercial, Financial, and Agricultural	$14,459,345	$14,498,966	—%	$13,874,416	4%
Owner-Occupied	8,139,148	8,281,988	(2)	8,192,240	(1)
Total Commercial & Industrial	22,598,493	22,780,954	(1)	22,066,656	2

Multi-Family	4,098,188	3,930,617	4	3,134,571	31
Hotels	1,803,102	1,790,094	1	1,708,194	6
Office Buildings	1,891,587	1,911,095	(1)	3,011,911	(37)
Shopping Centers	1,319,049	1,327,770	(1)	1,403,928	(6)
Warehouses	854,475	985,723	(13)	1,035,152	(17)
Other Investment Property	1,396,903	1,432,456	(2)	1,350,291	3
Total Investment Properties	11,363,304	11,377,755	—	11,644,047	(2)

1-4 Family Construction	194,481	224,091	(13)	229,263	(15)
1-4 Family Investment Mortgage	404,021	396,813	2	387,670	4
Total 1-4 Family Properties	598,502	620,904	(4)	616,933	(3)

Commercial Development	73,022	64,212	14	79,889	(9)
Residential Development	79,961	92,209	(13)	108,661	(26)
Land Acquisition	201,969	239,773	(16)	200,783	1
Land and Development	354,952	396,194	(10)	389,333	(9)

Total Commercial Real Estate	12,316,758	12,394,853	(1)	12,650,313	(3)

Consumer Mortgages	5,411,723	5,391,282	—	5,214,443	4
Home Equity Lines	1,807,399	1,784,356	1	1,757,038	3
Credit Cards	194,141	191,046	2	203,612	(5)
Other Consumer Loans	1,075,976	1,137,419	(5)	1,824,291	(41)
Total Consumer	8,489,239	8,504,103	—	8,999,384	(6)

Total	$43,404,490	$43,679,910	(1)%	$43,716,353	(1)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)
	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
Loan Type	December 31, 2023	September 30, 2023	% Change	December 31, 2022	% Change
Commercial, Financial, and Agricultural	$89,870	$97,468	(8)%	$59,307	52%
Owner-Occupied	91,370	84,505	8	10,104	nm
Total Commercial & Industrial	181,240	181,973	—	69,411	161

Multi-Family	1,681	1,702	(1)	1,857	(9)
Office Buildings	35,338	27,810	27	309	nm
Shopping Centers	641	653	(2)	735	(13)
Warehouses	196	207	(5)	223	(12)
Other Investment Property	1,914	572	235	349	448
Total Investment Properties	39,770	30,944	29	3,473	nm

1-4 Family Construction	—	—	nm	55	(100)
1-4 Family Investment Mortgage	3,056	3,386	(10)	3,067	—
Total 1-4 Family Properties	3,056	3,386	(10)	3,122	(2)

Commercial Development	—	—	nm	—	nm
Residential Development	267	267	—	267	—
Land Acquisition	537	538	—	891	(40)
Land and Development	804	805	—	1,158	(31)

Total Commercial Real Estate	43,630	35,135	24	7,753	463

Consumer Mortgages	46,108	43,863	5	36,847	25
Home Equity Lines	10,473	11,620	(10)	6,830	53
Other Consumer Loans	6,726	7,941	(15)	7,220	(7)
Total Consumer	63,307	63,424	—	50,897	24

Total	$288,177	$280,532	3%	$128,061	125%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2023				2022	Fourth Quarter

	Fourth	Third	Second	First	Fourth	'23 vs '22
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPL)	$288,177	280,532	261,506	182,460	128,061	125%
Other Real Estate and Other Assets	—	—	—	—	15,320	(100)

Non-performing Assets (NPAs)	288,177	280,532	261,506	182,460	143,381	101

Allowance for Loan Losses (ALL)	479,385	477,532	471,238	457,010	443,424	8
Reserve for Unfunded Commitments	57,230	55,185	55,729	57,473	57,455	—

Allowance for Credit Losses (ACL)	536,615	532,717	526,967	514,483	500,879	7

Net Charge-Offs - Quarter	41,574	66,822	26,396	18,550	13,300
Net Charge-Offs - YTD	153,342	111,768	44,946	18,550	53,156
Net Charge-Offs / Average Loans - Quarter (1)	0.38%	0.61	0.24	0.17	0.12
Net Charge-Offs / Average Loans - YTD (1)	0.35	0.34	0.20	0.17	0.13
NPLs / Loans	0.66	0.64	0.59	0.41	0.29
NPAs / Loans, ORE and specific other assets	0.66	0.64	0.59	0.41	0.33
ACL/Loans	1.24	1.22	1.19	1.17	1.15
ALL/Loans	1.10	1.09	1.06	1.04	1.01

ACL/NPLs	186.21	189.90	201.51	281.97	391.13
ALL/NPLs	166.35	170.22	180.20	250.47	346.26

Past Due Loans over 90 days and Still Accruing	$5,053	3,792	3,643	3,529	3,373	50
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$59,099	54,974	84,946	55,053	65,568	(10)
As a Percentage of Loans Outstanding	0.14%	0.13	0.19	0.12	0.15

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2023	September 30, 2023	December 31, 2022

Common Equity Tier 1 Capital Ratio	10.22%	10.13	9.63
Tier 1 Capital Ratio	11.28	11.18	10.68
Total Risk-Based Capital Ratio	13.07	13.12	12.54
Tier 1 Leverage Ratio	9.49	9.38	9.07
Total Synovus Financial Corp. shareholders’ equity as a Percentage of Total Assets	8.56	7.65	7.49
Tangible Common Equity Ratio(2)(4)	6.84	5.90	5.84
Book Value Per Common Share(3)	$31.24	27.36	27.07
Tangible Book Value Per Common Share(2)	27.65	23.74	23.78

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders' equity less Preferred Stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.